UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 10, 2011

(Date of earliest event reported)

MEDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State Street, Suite 459, Salem, Oregon	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 813-1118

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Director and Certain Officers

On January 10, 2011, J. Michael Heil resigned from his position as a Director of Media Technologies, Inc. (the “Company”) effective immediately.  Additionally on January 10, 2011, Mr. Heil resigned from his positions as President, Chief Financial Officer, and Secretary of the Company.  A copy of the resignation letter of Mr. Heil is attached as Exhibit 17.1 to this Current Report on Form 8-K.

Election of Directors and Appointment of Certain Officers

On January 10, 2011, Bryant D. Cragun was appointed by the Board of Directors as a Director of the Company.  Mr. Cragun shall serve until the next Annual Meeting of Shareholders or until his successor has been duly elected and qualified.  Mr. Cragun was not appointed to any committees at this time.

Additionally on January 10, 2011, Mr. Cragun was appointed to the positions of the President, Chief Financial Officer, and Secretary of the Company.

Bryant D. Cragun, age 64, was appointed as the President, CFO, and Secretary of Media Technologies, Inc. effective January 10, 2011.  Previously Mr. Cragun was a private financial advisor to small businesses.  Mr. Cragun was the founder and Chairman of ZiaSun Technologies, Inc. (“ZiaSun”).  During his tenure at ZiaSun, he cultivated, grew and positioned the company to allow his successor to consummate a transaction in which ZiaSun was merged with Telescan Inc. to ultimately form INVESTools, Inc., which then acquired thinkorswim, Inc., an online brokerage specializing in options, all of which was ultimately acquired by TD Ameritrade in 2009 for $606 million dollars.  Prior to his founding ZiaSun, Mr. Cragun founded and was a principal of Capital Consultants, Inc. a broker-dealer.  He concurrently held a Vice President position at Smith Barney and begun his career in the brokerage field working for Goldman Sachs & Co.  Mr. Cragun holds both a Bachelor of Arts and a Masters in Business Administration.

There currently are no agreements or understandings under which Mr. Cragun will receive compensation for his service on the Board of Directors or as an executive officer.

There are no arrangements or understandings between Mr. Cragun and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. Cragun or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is included herewith:

Exhibit No.

Description

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17.1

Resignation letter of J. Michael Heil

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA TECHNOLOGIES, INC.

Dated: January 10, 2010

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President